    Exhibit 10.3(b)
The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DAL-PA-05602-LA-2506956

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    Open Configuration Matters

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    Aircraft Configuration.
1.1    Initial Configuration. The initial configuration of the Aircraft is defined by Boeing Model 787-10 [***]. Due to the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Aircraft will be completed as described below.
1.2    Final Configuration. The Aircraft configuration will be completed using the then-current Boeing basic model aircraft configuration document applicable to the Aircraft at the time of Final Configuration (defined as follows). Boeing and Customer will incorporate certain other configuration changes into the Aircraft as such changes are offered by Boeing and accepted by authorized representative of Customer in writing (Final Configuration) in accordance with the following schedule:
1.2.1    No later than [***] prior to the scheduled delivery month for the first Aircraft, Boeing will provide to Customer a list of offerable seats, In-Flight Entertainment equipment and associated configuration milestone deadlines associated with those.
1.2.2    No later than [***] prior to the first Aircraft's scheduled delivery month, Boeing and Customer will meet to discuss potential optional features.
1.2.3    Within [***], Boeing will provide Customer with a proposal for [***].
1.2.4    Customer will then have [***] to accept or reject [***].

BOEING PROPRIETARY

2.    Effect on Purchase Agreement.
2.1    Following Final Configuration, Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute the Amendment within thirty (30) calendar days addressing the items below:
2.1.1    Changes to the basic model aircraft which are applicable to the Aircraft and have been developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;
2.1.2    [***] accepted by Customer pursuant to Article 1.2 above (Customer Configuration Changes);
2.1.3    Update the Aircraft configuration definition contained in Exhibit A of the Purchase Agreement and referenced in Table 1 of the Purchase Agreement; and
2.1.4    Update the prices contained in Table 1 of the Purchase Agreement to adjust for the difference, if any, between [***]
2.2    Following the Amendment, the Final Configuration will be incorporated into the Detail Specification.
2.3    Revisions to the [***] may be included in the Amendment when such Customer Configuration Changes have a significant effect on [***]
2.4    If the Amendment to the Purchase Agreement does not occur as set out in Article 2.1 above, then Boeing may rely on [***]
3.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
Open Configuration Matters
DAL-PA-05602-LA-2506956    Page 2
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

Open Configuration Matters
DAL-PA-05602-LA-2506956    Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506957

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    a) Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

b) Customer Services General Terms Agreement No. 32-1 (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for Aircraft which will have the meaning as defined in the Purchase Agreement.

[***]
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    [***]
9.    Order of Precedence.
In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

DAL-PA-05602-LA-2506957
[***]    Page 1
BOEING PROPRIETARY

10.    Assignment.
Unless otherwise noted herein, the credit memoranda, payment schedules and other business considerations described in this Letter Agreement are provided to Customer and in consideration of Customer becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted under Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
11.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506957
[***]    Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506958

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    a) Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787 aircraft (Aircraft)

b) Customer Services General Terms Agreement No. 32-1 (CSGTA) as amended and supplemented between Boeing and Customer

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.    [***]
2.    [***]
3.    Additional Terms and Conditions.
[***]

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506959

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    Special Matters relating to COTS Software and End User License Agreements

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Recitals
Certain [***] software are available to perform various functions required in the Aircraft (COTS Software).
The industry practice for COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULAs also require each user of the product to further license the software and pass the EULA to any user to whom they transfer the product.
Because of the industry practice for COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.
Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the rights and obligations of the parties with respect to the COTS Software included in the Aircraft.
Agreement
[***]

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506959    Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506960

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    a) Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787 aircraft (Aircraft)

b) Letter Agreement entitled “[***]”

c) Customer Services General Terms Agreement No. 32-1 (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA), Supplemental Agreement for e-Enabling (SA-eE), and 787 Software License Orders

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.    Introduction.
Prior to delivery of the Aircraft to Customer, Boeing baseline production software will be installed in the Aircraft. [***]
2.    Boeing-Provided Operational Software and Data.
Pursuant to the Purchase Agreement and any applicable 787 software license order(s), [***]
3.    Customer-Provided Operational Software and Data.
3.1    Airline Modifiable Software. [***]
3.2    [***]
3.3    [***]
4.    Additional Terms and Conditions.
4.1    [***]

BOEING PROPRIETARY

4.2    [***] the Boeing performed loading services is estimated to be approximately [***] per attempt. [***]
4.2.1    [***]
4.2.2    [***]
4.3    [***]
4.4    Customer is responsible for functional testing, verification, quality assurance, and operational approval of all Customer-provided operational software.
4.5    [***]
4.6    [***]
4.7    [***]

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506960              Page 2
[***]
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506962

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***] Guarantees

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the [***] guarantees in the Attachment to this Letter Agreement. These guarantees [***].
1.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing. except as expressly permitted under Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
2.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506962    Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement
No. DAL-PA-05602-LA-2506962
GEnx-1B74/75 Engines

[***]

P.A. No. 5602
AERO-B-BBA4-M25-0075B    SS25-0338
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506963

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. 05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    [***]
9.    [***]
10.    [***]
11.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
12.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase
DAL-PA-05602-LA-2506963     Page 1
[***]
BOEING PROPRIETARY

Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506963     Page 2
[***]
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506964

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. 5602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    Assignment.
Unless otherwise noted herein, the credit memoranda, payment schedules and other business considerations described in this Letter Agreement are provided to Customer and in consideration of Customer becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted under Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
9.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person

BOEING PROPRIETARY

or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506964
[***]    Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506965

Delta Air Lines, Inc.
Department [***]
1030 Delta Blvd.
Atlanta, Georgia 30354

Subject:    [***]

Reference:    Purchase Agreement No. 05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    [***]
9.    [***]
10.    Assignment.
Unless otherwise noted herein, the credit memoranda, payment schedules and other business considerations described in this Letter Agreement are provided in consideration of Customer becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted under Articles 10.1.1 and 10.1.3 of the Purchase Agreement.

11.    Confidentiality.

BOEING PROPRIETARY

The information contained in this Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Purchase Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506965
[***]    Page 2
BOEING PROPRIETARY

ATTACHMENT A

[***]

DAL-PA-05602-LA-2506965
[***]    Page 3
BOEING PROPRIETARY

ATTACHMENT B

[***]
DAL-PA-05602-LA-2506965
[***]    Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506966

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. 05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.    Confidentiality.
The information contained in this Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Purchase Agreement (i) for
DAL-PA-05602-LA-2506966
[***]    Page 1
BOEING PROPRIETARY

the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506966
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-05602- LA-2506967

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    Option Aircraft [***]

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.    Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 787-10 aircraft as option aircraft (Option Aircraft).
2.    Delivery.
The number of aircraft and delivery months for the Option Aircraft are listed in the Attachment A (Attachment A) to this Letter Agreement.
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    [***]
9.    [***]
10.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be

BOEING PROPRIETARY

assigned, in whole or in part, without the prior written consent of Boeing, except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
11.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506967
Option Aircraft [***]                                     Page 2
BOEING PROPRIETARY

Attachment A To
Letter Agreement No. DAL-PA-05602-LA-2506967
Option Aircraft [***]
GE Engines

Airframe Model/MTOW:	787-10	[***]	Configuration Specification:	[***]
Engine Model/Thrust:	GENX-1B74/75	[***]	Airframe Price Base Year/Escalation Formula:		[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:		[***]
Optional Features Estimate:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
In-Flight Entertainment (IFE) Estimate:		[***]
[***]

		Escalation	Escalation	Escalation Estimate	[***]
Delivery	Number of	Factor	Factor	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:    [***]

DAL-PA-05602-LA-2506967 125559-1O.txt		Page 1
Boeing Proprietary

Attachment B To
Letter Agreement No. DAL-PA-05602-LA-2506967
[***]
GE Engines

Airframe Model/MTOW:	787-10	[***]	Configuration Specification:	[***]
Engine Model/Thrust:	GENX-1B74/75	[***]	Airframe Price Base Year/Escalation Formula:		[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:		[***]
Optional Features Estimate:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
In-Flight Entertainment (IFE) Estimate:		[***]
[***]

		Escalation	Escalation	Escalation Estimate	[***]
Delivery	Number of	Factor	Factor	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:    [***]

DAL-PA-05602-LA-2506967 125559-1O.txt		Page 2
Boeing Proprietary

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506968

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
[***]
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]

8.    Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted by Section 10.1.1 or 10.1.3 of the Purchase Agreement.

9.    Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the
DAL-PA-05602-LA-2506968
[***]    Page 1
BOEING PROPRIETARY

contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506968
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-05602-LA-2506969

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. 05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. [***] All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
6.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal

BOEING PROPRIETARY

advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506969
[***]    Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506970

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

[***]

1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
7.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of

BOEING PROPRIETARY

regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506970
[***]    Page 2
BOEING PROPRIETARY

DAL-PA-05602-LA-2506971

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    Assignment.
Unless otherwise noted herein, the credit memoranda, payment schedules and other business considerations described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted under Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
6.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such
DAL-PA-05602-LA- 2506971
[***]    Page 1

disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506971
[***]    Page 2

Attachment A - Table 1 To
Letter Agreement DAL-PA-05602-LA-2506971 [***]
Aircraft [***]
GE Engines

Airframe Model/MTOW:	787-10	[***]	Configuration Specification:	[***]
Engine Model/Thrust:	GENX-1B74/75	[***]	Airframe Price Base Year/Escalation Formula:		[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:		[***]
Optional Features Estimate:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
In-Flight Entertainment (IFE) Estimate:		[***]

Deposit per Aircraft:		[***]

		Escalation	Escalation	Escalation Estimate	[***]
Delivery	Number of	Factor	Factor	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:    [***]

DAL-PA-05602-LA-2506971 125313-1F.txt		Page 1
Boeing Proprietary

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506972

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. 05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
9.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of

BOEING PROPRIETARY

regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506972
[***]    Page 2
BOEING PROPRIETARY

ATTACHMENT A

[***]

DAL-PA-05602-LA-2506972
[***]    Page 3
BOEING PROPRIETARY

ATTACHMENT B

[***]

DAL-PA-05602-LA-2506972
[***]    Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506973

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
    [***]
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
7.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase

DAL-PA-05602-LA-2506973
[***]    Page 1
BOEING PROPRIETARY

Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506973
[***]    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

DAL-PA-05602-LA-2506974

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

[***]
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    [***]
9.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
10.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each
DAL-PA-05602-LA-2506974
[***]    Page 1
BOEING PROPRIETARY

party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506974
[***]    Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506975

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    a) Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 Aircraft (Aircraft)

[***]

This letter agreement (Letter Agreement) is entered into on the date below. All terms used but not defined in this Letter Agreement have the same meaning as in the [***].
[***]
1.    [***]
2.    [***]
3.    Assignment.
The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part except as provided in Sections 10.1.1 and 10.1.3 of the Purchase Agreement.
4.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each Party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing Party makes

DAL-PA-05602-LA-2506975
[***]    Page 1
BOEING PROPRIETARY

commercially reasonable efforts to notify the non-disclosing Party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing Party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such Party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506975
[***]    Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602- LA-2506976

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
[***]
1.    [***]
2.    [***]
3.    [***]
4.    [***]
5.    [***]
6.    [***]
7.    [***]
8.    [***]
9.    [***]
10.    [***]
11.    Assignment.
Unless otherwise noted herein, the credit memoranda, payment schedules and other business considerations described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of
[***]
DAL-PA-05602-LA-2506976    Page 1
BOEING PROPRIETARY

Boeing except as expressly permitted under Articles 10.1.1 and 10.1.3 of the Purchase Agreement.

12.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

[***]
DAL-PA-05602-LA-2506976    Page 2
BOEING PROPRIETARY

ATTACHMENT A

[***]

[***]
DAL-PA-05602-LA-2506976    Page 3
BOEING PROPRIETARY

ATTACHMENT B

[***]

[***]
DAL-PA-05602-LA-2506976    Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

DAL-PA-05602-LA-2506977

Delta Air Lines, Inc.
Department [***]
1030 Delta Boulevard
Atlanta, GA 30354

Subject:    [***]

Reference:    Purchase Agreement No. PA-05602 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.    [***]
2.    [***]
3.    Assignment.
This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing except as expressly permitted under Articles 10.1.1 and 10.1.3 of the Purchase Agreement.
4.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
DAL-PA-05602-LA-2506977
[***]    Page 1
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 12, 2026

DELTA AIR LINES, INC.		THE BOEING COMPANY

By:	/s/ Kristen Bojko	By:	/s/ Mira Zimmermann

Name:	Kristen Bojko	Name:	Mira Zimmermann

Title:	Vice President – Fleet	Title:	Attorney-In-Fact

DAL-PA-05602-LA-2506977
[***]    Page 2
BOEING PROPRIETARY